UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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RADNET, INC.

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! RADNET, INC. 1510 COTNER AVENUE LOS ANGELES, CA 90025 RADNET, INC. 2024 Annual Meeting Vote by June 11, 2024 11:59 PM ET Vote in Person at the Meeting* June 12, 2024 10:00 AM, PDT 1510 Cotner Avenue Los Angeles, CA 90025 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V42939 - P07490 You invested in RADNET, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 12, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V42940 - P07490 For 1. Election of Directors until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees: 1) Howard G. Berger, M.D. 05) Lawrence L. Levitt 2) Christine N. Gordon 06) Gregory E. Spurlock 3) A. Gregory Sorensen, M.D. 07) David L. Swartz 4) Laura P. Jacobs For 2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. For 3. An advisory vote to approve the compensation of the Company’s Named Executive Officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Voting Items Board Recommends